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                                                                    Exhibit 10.6

                             NOTE PURCHASE AGREEMENT

      THIS NOTE PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the 21st day of January, 2000 by and between Real Time Strategies, Inc. d/b/a RTS Wireless, a New York corporation (the "Company"), and Monsoon Ventures LLC, a New York limited liability company (the "Purchaser").

      In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

1. The Note.

      1.1 The Purchaser hereby agrees to lend to the Company $3,500,000, on the terms and conditions hereof (the "Loan"). The Loan shall be evidenced by a convertible promissory note in substantially the form attached hereto as Exhibit A (the "Note"), and shall be subject to, and convertible into equity securities of the Company upon, the terms and conditions contained therein. The Note shall bear interest at a rate equal to eight percent per annum, compounded annually. All shares issuable or issued upon any conversion of the Note (or upon any conversion of any additional convertible promissory notes of the Company purchased by the Purchaser) shall be referred to herein as "Shares".

2. Closing Dates; Delivery.

      2.1 Closing Date. The consummation of the Loan and the initial issuance of the Note pursuant to this Agreement, shall take place at the offices of Zevnik Horton Guibord McGovern Palmer & Fognani LLP, 1330 Avenue of the Americas, 11th Floor, New York, New York at 1:00 p.m., Eastern Standard Time, on January 21, 2000, or on such other date as may be mutually agreed to by the Company and the Purchaser, such time and date being referred to herein as the "Closing". At the Closing, the Purchaser shall lend, and the Company shall accept, $3,500,000 on the terms set forth herein and in the Note.

      2.2 Delivery. At the Closing (a) the Company will execute and deliver to the Purchaser the Note, which shall be issued in the Purchaser's name and dated the Closing Date and (b) the Purchaser shall deliver to the Company the Loan amount in the form of cash, certified check or wire transfer, as may be required by the Company.

3. Additional Loans, Additional Investment and Equity Call. Without limiting their respective rights and obligations set forth in and/or with respect to the Note, the parties hereby agree that they shall have the respective rights and obligations set forth below:

      3.1 Calls in Exchange for Additional Convertible Notes. From time to time after the date hereof but prior to the earlier of January 24, 2001 or the effective date of any Public Offering (as defined in the Note), the Company, at its option, may require the Purchaser to loan additional sums to the Company up to an aggregate amount of $1,500,000. Within twenty (20) business days after its receipt of a written request for such an additional loan by the Company, the Purchaser shall advance such loan to the Company upon the Company's execution and delivery to the Purchaser of an additional convertible promissory note representing such loan.


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Each such additional convertible promissory note shall be substantially similar in form to the Note, but will show the amount of the applicable additional loan and the date thereof. The Purchaser may, at its option exercised by written notice to the Company, designate an alternate entity or person(s) to advance one or more of such loan(s) (or a portion thereof) to the Company in accordance with the terms of this Section 3.1 (including the time limitation set forth herein); provided, however, that no such designation shall be effective until the Company receives from its counsel, within ten (10) days after request therefor, an opinion or other advice to the effect that such designation and the additional loans comply with all applicable federal and state securities laws and regulations, which opinion or other advice shall be reasonably acceptable in form and substance to the Company.

4. Shareholders Agreement.

      4.1 Upon execution and delivery of the Note, the Purchaser agrees to (i) execute a Shareholders Agreement in the form attached hereto as Exhibit B (the "Shareholders Agreement") and deliver the same to the Company, and (ii) hereafter, as a condition to the issuance of any Shares, cause each member of the Purchaser to whom the Purchaser may transfer the Note (or any portion thereof) or any Shares, as permitted in the Shareholders Agreement, to execute a counterpart of the Shareholders Agreement and deliver the same to the Company.

5. Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants to and with the Purchaser as follows:

      5.1 Corporate Power and Authority. The Company has all requisite corporate power to enter into this Agreement, to carry out the terms hereof, and to issue to the Purchaser the Note and the Shares upon any conversion of the Note. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the performance of the obligations of the Company under this Agreement and the Note, and for the authorization, issuance and delivery of the Note, has been taken prior to the Closing. This Agreement and the Note have been duly executed and delivered by the Company and upon execution and delivery by the Company this Agreement and the Note will be valid and legally enforceable in accordance with their terms.

      5.2 Authorization of Shares. After the Closing, the Company shall take all necessary steps to ensure that sufficient shares of its common stock are available for issuance as Shares in accordance with this Agreement and the Note.

      5.3 Financial Statement. The Company has delivered to the Purchaser its business plan. The financial statements set forth therein fairly present the consolidated financial condition of the Company as of the date of each balance sheet and the statement of operations contained therein accurately represents in all material respects the operating results of the Company during the period indicated therein.

6. Representation, Warranties and Covenants of the Purchaser. The Purchaser hereby represents and warrants to, and covenants with, the Company as follows:


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      6.1 Corporate Power and Authority. The Purchaser has all requisite power to enter into this Agreement, to carry out the terms hereof, to accept the Note, to accept the Shares upon any conversion of the Note and to make the Loan. All action on the part the Purchaser and its members necessary to authorize the performance of the obligations of the Purchaser and its members under this Agreement and the Note has been taken prior to the Closing. This Agreement has been duly executed and delivered by the Purchaser and upon execution and delivery by the Purchaser this Agreement will be valid and legally enforceable in accordance with its terms.

      6.2 Investment Representations. The Purchaser understands that the Note and the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and that they are being offered and sold pursuant to an exemption from registration contained in the Act based in part upon the representations of the Purchaser contained herein. The Purchaser hereby represent, warrants to, and agrees with the Company that the Purchaser is acquiring the Note and the Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Act. By executing this Agreement, the Purchaser further represents and warrants that the Purchaser has no contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to the Note or Shares.

      6.3 Experience. The Purchaser is experienced in evaluating private companies such as the Company, and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Purchaser's investment in the Note (and any additional convertible promissory notes of the Company purchased by the Purchaser) and the Shares, and has the ability to bear the economic risks of its investment for an indefinite period of time, and, at the present time, is able to afford a complete loss of such investment.

      6.4 Rule 144. The Purchaser acknowledges that the Note and the Shares must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The Purchaser is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions. The Purchaser covenants that, in the absence an effective registration statement covering the Note and the stock in question, except as permitted in the Note, the Purchaser will sell, transfer, or otherwise dispose of the Note and Shares only in a manner consistent with the Purchaser's representations and covenants set forth in this Section 6.4.

      6.5 No Public Market. The Purchaser understands that no public market now exists for any of the securities issued by the Company, nor is any public market for the Note and the Shares contemplated at present, and it is unlikely that a public market will ever exist for the Note or the Shares.

      6.6 Access to Data. The Purchaser has received and reviewed information about the Company and has had an opportunity to discuss the Company's business, management and financial affairs with its management and to review the Company's facilities. The Purchaser understands that such discussions, as well as any written information issued by the Company,


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were intended to describe the aspects of the Company's business and prospects which the Company believes to be material, but were not necessarily an exhaustive description.

      6.7 Accredited Investors. The Purchaser, and each member of the Purchaser, is an "accredited investor" as defined in Regulation D under the Act. The Purchaser agrees that, in addition to the foregoing representation and warranty relating to the "accredited investor" status of each of the Purchaser and its members, the Company may rely on the representations and warranties of each member of the Purchaser set forth in Article XI of the Monsoon Ventures, LLC Operating Agreement, a copy of which has been provided to the Company. The Purchaser represents that such furnished copy is complete and accurate in all respects relevant to each such member's status as an "accredited investor".

      6.8 Preservation of Subchapter S Status. Each member of the Purchaser to whom the Purchaser transfers any Shares is and shall at all times be an individual (i.e., natural person) resident in the United States, or shall comply with such other applicable requirements, such that upon such transfer and at all times thereafter the Company shall not suffer the loss of its status as a Subchapter S corporation under the Internal Revenue Code. As a condition to the transfer of any such Shares, the Purchaser shall furnish such evidence as the Company may reasonably require to show that such transfer will not cause the loss of such Subchapter S status.

7. Lock-Up and Regulatory Compliance Requirements.

      (a) Underwriters Lock-Up. The Purchaser agrees that, if so requested by the Company and any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Act, the Purchaser shall not publicly sell or otherwise publicly transfer any Shares during the 180-day period (or such other lesser period as may be requested in writing by the Managing Underwriter) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Act. The Company may impose stop-transfer instructions with respect to Shares subject to the foregoing restrictions until the end of such Market Standoff Period. Notwithstanding the foregoing, in the event the Managing Underwriter requires or agrees that the Purchaser shall be released from any such restriction on sale or transfer, such release shall be implemented in accordance with such requirement or agreement and the Company shall remove any related stop-transfer instructions.

      (b) Regulatory Requirements. The Purchaser agrees to (a) comply with any lock-up and/or other requirements or restrictions of any kind imposed or requested by the Securities and Exchange Commission (the "SEC") and/or NASDAQ or any other market or exchange on which the Securities are to be listed or traded (each, an "Exchange") in connection with any registration of the public offering of any securities of the Company under the Act ("Regulatory Requirements"), and
(b) execute and deliver to the Company, and to the SEC and any relevant Exchange (as the case may be), all agreements, documents and instruments necessary to evidence such agreement to so comply ("Regulatory Compliance Documents"). The Purchaser hereby authorizes the Company, and does hereby make, constitute and appoint the Company and


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any officer, employee or agent of the Company with full power of substitution, as the Purchaser's true and lawful attorney-in-fact with power, in its own name or in the name of the Purchaser, to execute and deliver any such Regulatory Compliance Documents as fully and effectually as the Purchaser might or could do, and the Purchaser hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for as long as any Shares shall be registered in the name of the Purchaser or any member or transferee of the Purchaser. The Company may impose such stop-transfer instructions with respect to Shares and other securities as may be necessary or advisable in order to ensure compliance with Regulatory Requirements.

8. Registration Rights. The Company agrees to grant to the Purchaser with respect to the Shares substantially the same registration rights as it may grant with respect to any "Securities" (as defined in the Note) of the Company that are purchased by any person or entity in a "Financing" (as such term is defined in the Note) in which the outstanding principal amount of the Note (and the outstanding principal amount(s) of any additional convertible promissory note(s) of the Company purchased by the Purchaser) are converted into Securities.

9. Legends. The Note and certificates representing any Shares will each be stamped or otherwise imprinted with legends as set forth in the form of Note attached hereto as Exhibit A. Such legends shall be removed by the Company from the Note, or any certificates representing the Shares, upon delivery to it of an opinion of counsel that a registration statement under the Act is, at the time, in effect with respect to the legended security or that such security can be freely transferred without such registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Note was issued.

10. Modification and Waiver. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and signed by the Company and the Purchaser.

11. Notices. Any notice or report herein required or permitted to be given shall be given by depositing the same in the United States mail, postage prepaid, return receipt requested and addressed to the parties as follows:

(a)   To the Company:

      Real Time Strategies, Inc. d/b/a RTS Wireless
      51 East Bethpage Road
      Plainview, New York, New York  11803
      Attention: President

(b)   To the Purchaser:


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      c/o Scott A Ziegler
      Zevnik Horton Guibord McGovern Palmer & Fognani
      1330 Avenue of the Americas
      New York, New York  10019

      copy to:

      Scott A. Ziegler
      425 East 58th Street
      New York, New York  10022

or to such other place or places as either of the parties shall designate by written notice to the other.

12. Assignment; Successors and Assigns. Neither Party may assign this Agreement, in whole or in part, without the other party's prior written consent. Any assignment in violation of this paragraph shall be void. Subject to the forgoing, all covenants and agreements of the parties contained in this Agreement shall be binding and inure to the benefit of their respective successors and assigns.

13. Governing Law. This Agreement shall in all respects be governed by the laws of State of New York, without reference to the conflicts or choice of law principles thereof.

14. Section Headings. The section and paragraph headings contained herein are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.

15. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute a single instrument.

16. Expenses of Agreement. The parties to this Agreement shall each bear their own expenses incurred in connection with the preparation, execution and delivery of this Agreement, the Note and any other instruments and documents related thereto, and shall be solely responsible for payments to their respective counsel and accountants for all matters related to this transaction.

17. Survival. The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated herein.

18. Entire Agreement. This Agreement and Exhibits A and B hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof.

19. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall


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continue in full force and effect without such provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective representatives thereunto duly authorized the day and year first above written.

      REAL TIME STRATEGIES, INC. d/b/a RTS Wireless, a New York corporation

      By: /s/ Spencer Kravitz
          -------------------------
      Name: Spencer Kravitz
          -------------------------
      Title: Executive VP and COO
          -------------------------


      MONSOON VENTURES LLC,
      a New York limited liability company

      By: /s/ Scott A. Ziegler
          -------------------------
      Name: Scott A. Ziegler
          -------------------------
      Title: Managing Member
          -------------------------

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